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                           SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 [Amendment No. ______]


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SAFETY-KLEEN CORP.
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               (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(i)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee previously paid with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

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[LOGO]                                                  Safety-Kleen Corp.
                                                        1000 N. Randall Road
                                                        Elgin, Illinois 60123

                                                        (847) 697-8460

                                                        For further information:

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FOR IMMEDIATE RELEASE                            Contact:  Maureen Fisk
                                                           (847) 468-2452


     March 2, 1998 - Elgin, Illinois -- In order to clarify some apparent confusion, Safety-Kleen Corp. (SK/NYSE) announced today it has not received the required vote of two-thirds of all outstanding shares necessary to approve Safety-Kleen's Merger Agreement with SK Parent Corp., a corporation owned equally by Philip Services Corp., affiliates of Apollo Management L.P. and affiliates of the Blackstone Group. Both Safety-Kleen and Laidlaw Environmental are continuing to solicit proxies, and proxies can be revoked (by delivery of later proxies to Safety-Kleen or Laidlaw Environmental, or by attending and voting at the special meeting) at any time until the vote is taken at the special meeting scheduled for March 9, 1998. The results of the solicitation therefore remain to be determined.

     Safety-Kleen is an industrial and environmental service company dedicated to helping nearly 400,000 automotive and industrial customers process their waste streams.



                                     -END-





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